Fees Summary	Dec. 08, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 2,309,387,078.1
Previously Paid Amount	0
Total Fee Amount	318,926.36
Total Offset Amount	0
Net Fee	$ 318,926.36